UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 18, 2006

CRESCENT BANKING COMPANY

(Exact Name of Registrant as Specified in Charter)

Georgia	0-20251	58-1968323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Caring Way, Jasper, GA	30143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 454-2266

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01.	Entry into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 18, 2006, Crescent Banking Company (“the Company”) completed the sale of floating rate capital securities, (“the Capital Securities”) with an aggregate liquidation value of $3,500,000, through Crescent Capital Trust III (“the Trust”), a Delaware statutory trust. The Capital Securities bear interest at the LIBOR rate plus 1.65%. Interest payments are due on January 7, April 7, July 7 and October 7 of each year, commencing with July 7, 2006. The Capital Securities mature on July 7, 2036, and may be called without penalty on any interest payment date on or after July 7, 2011. The Form of the Capital Securities Certificate and the Common Securities Certificate are included in the Amended and Restated Declaration of Trust, attached hereto as Exhibit 10.3, as Exhibits A-1 and A-2, respectively. The Company will also purchase $109,000 of common securities from the Trust.

In connection with the issuance of the Capital Securities, the Company will issue $3,609,000 of junior subordinated debt securities to the Trust. The junior subordinated debt securities will bear interest at the same rate, and have the same maturity and call dates, as the Capital Securities. Because the Trust is not included in the Company’s consolidated financial statements pursuant to FASB Financial Interpretation No. 46 (“FIN 46”) and Revised Amendment to FIN 46 (“FIN 46R”), the Company’s financial statements will reflect a long-term liability of $3,609,000 related to the issuance of the junior subordinated debt securities and other assets of $109,000 related to the purchase by the Company of the common securities of the Trust.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

10.1	Indenture, dated as of May 18, 2006, by and between the Company and Wells Fargo Bank, National Association, as Trustee.

10.2	Guarantee Agreement, dated as of May 18, 2006, by and between the Company, as Guarantor, and Wells Fargo Bank, National Association, as Guarantee Trustee.

10.3	Amended and Restated Declaration of Trust, dated as of May 18, 2006, by and among the Company, as Depositor, Wells Fargo Bank, National Association, as Institutional Trustee and Delaware Trustee, and the Administrators named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT BANKING COMPANY

/s/ J. Donald Boggus, Jr.
J. Donald Boggus, Jr.
President and Chief Executive Officer

Date: May 22, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Indenture, dated as of May 18, 2006, by and between the Company and Wells Fargo Bank, National Association, as Trustee.

10.2	Guarantee Agreement, dated as of May 18, 2006, by and between the Company, as Guarantor, and Wells Fargo Bank, National Association, as Guarantee Trustee.

10.3	Amended and Restated Declaration of Trust, dated as of May 18, 2006, by and among the Company, as Depositor, Wells Fargo Bank, National Association, as Institutional Trustee and Delaware Trustee, and the Administrators named therein.